UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Montgomery Street Income Securities, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2007
Annual Meeting
of Stockholders
and
Proxy Statement

MONTGOMERY STREET INCOME SECURITIES, INC.

May 10, 2007

To the Stockholders:

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the “Fund”) is to be held at 10:00 a.m. (Pacific time) on Thursday, July 12, 2007 at 101 California Street, 5th Floor, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope, in which to return your proxy card, are enclosed.

At the Annual Meeting, the stockholders will elect the Fund’s Directors. In addition, the stockholders present will hear a report by the Fund’s investment manager, Hartford Investment Management Company. There will be an opportunity to discuss matters of interest to you as a stockholder.

The enclosed Proxy Statement provides greater detail about the election of the Fund’s Directors. The Board of Directors of the Fund recommends that the stockholders vote in favor of electing each of the nominees proposed.

To vote, simply fill out, sign and date the enclosed proxy card, and return it to us in the enclosed postage-prepaid envelope. You also may vote through the internet, by visiting the website address on your proxy card; by telephone, by using the toll-free number on your proxy card; or in person at the meeting.

For additional information, please call Jackson Fund Services, the Fund’s administrator, toll free at (866) 255-1935.

Your vote is very important to us. Thank you for your response and for your continued investment with the Fund.

Respectfully,

Richard J. Bradshaw	Mark D.Nerud
Chairman of the Board of Directors	President and Chief Executive Officer

MONTGOMERY STREET INCOME SECURITIES, INC.
Notice of Annual Meeting of Stockholders

To the Stockholders of Montgomery Street Income Securities, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Montgomery Street Income Securities, Inc. (the “Fund”) has been called to be held at 101 California Street, 5th Floor, San Francisco, California, on Thursday, July 12, 2007 at 10:00 a.m. (Pacific time), to elect five Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at 5:00 p.m. (Eastern time) on April 23, 2007 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

By order of the Board of Directors,

Susan S. Rhee, Secretary
May 10, 2007

IMPORTANT—We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You may also vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Fund the necessity of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

Montgomery Street Income Securities, Inc.
c/o Jackson Fund Services
225 West Wacker Drive, Suite 950
Chicago, Illinois 60606
(866) 255-1935

PROXY STATEMENT

RECORD DATE: April 23, 2007	MAILING DATE: May 10, 2007

Introduction

The Board of Directors of Montgomery Street Income Securities, Inc. (the “Fund”) is soliciting proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 101 California Street, 5th Floor, San Francisco, California, on Thursday, July 12, 2007 at 10:00 a.m. (Pacific time). The Board of Directors also is soliciting proxies for use at any adjournment or postponement of the Annual Meeting. This Proxy Statement is furnished in connection with this solicitation.

The Fund may solicit proxies by mail, telephone, telegram, and personal interview. Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $3,000 plus expenses. In addition, the Fund may request personnel of the Fund’s administrator, Jackson Fund Services, a division of Jackson National Asset Management, LLC (the “Administrator”), to assist in the solicitation of proxies for no separate compensation. It is anticipated that the Fund will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. Upon request, the Fund will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The Fund will bear the cost of soliciting proxies.

You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies. You may revoke the enclosed proxy by the following methods:

•	Providing written notice to the Fund at the following address:

Montgomery Street Income Securities, Inc. c/o Proxy Tabulator P.O. Box 18011 Hauppauge, NY 11788-8811;

•	Giving a later proxy; or

•	Attending the Annual Meeting and voting your shares in person.

In order to obtain the quorum necessary to transact business, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual

Meeting. Proxies that are marked to withhold voting, as well as proxies returned by brokers or others who have not received voting instructions and do not have discretion to vote for their clients (“broker non-votes”), will be counted towards this quorum. Withheld votes and broker non-votes will not be counted in favor of, but will have no other effect on, the election of Directors. Broker non-votes are not likely to be relevant to the Annual Meeting because the New York Stock Exchange currently considers an uncontested election of Directors to be routine and within the discretion of brokers to vote if customer instructions are not received.

In the event that the necessary quorum to transact business or the vote required to elect the proposed nominees is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof, was April 23, 2007 at 5:00 p.m., Eastern time (the “Record Date”).

As of the Record Date, there were issued and outstanding 10,372,967 shares of common stock of the Fund, constituting all of the Fund’s then outstanding securities. Each share of common stock is entitled to one vote. The following table sets forth, for each Director of the Fund, the Principal Executive and Principal Financial Officers of the Fund, and the Directors and Executive Officers of the Fund as a group, as of April 26, 2007 the amount of shares beneficially owned in the Fund, the dollar range of securities owned in the Fund, and the aggregate dollar range of all shareholdings in all funds overseen by each Director in the same family of investment companies. Each Director’s, the Principal Executive Officer’s and the Principal Financial Officer’s individual beneficial shareholdings in the Fund constituted less than 1% of the outstanding shares of the Fund, and, as a group, the Directors and Executive Officers owned beneficially less than 1% of the outstanding shares of the Fund.

	Position	Amount of Shares Beneficially Owned in the Fund(1)		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen in Family of Investment Companies(2)
Independent Directors
Richard J. Bradshaw	Chairman and Director	9,550	(3)	Over $100,000	Over $100,000
Victor L. Hymes	Director	6,534	(4)	Over $100,000	Over $100,000
John T. Packard	Director	1,500		$10,001–$50,000	$10,001–$50,000
Wendell G. Van Auken	Director	33,306	(5)	Over $100,000	Over $100,000
James C. Van Horne	Director	2,500		$10,001–$50,000	$10,001–$50,000

Executive Officers
Mark D. Nerud	President, Chief Executive Officer and Principal Executive Officer	0		0	0
Daniel W. Koors	Treasurer, Chief Financial Officer and Principal Financial Officer	0		0	0
All Directors and Executive Officers as a Group		53,390	(3),(4),(5)	Over $100,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee and executive officer. Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

(2)	Consists of all funds overseen by the Director, managed by Hartford Investment Management Company, and holding themselves out as related for purposes of investment and investor services. The Fund is the only fund meeting these criteria.

(3)	Includes 6,520 shares held with sole voting and investment power and 3,030 shares held with shared voting and investment power.

(4)	Includes 5,839 shares held with sole voting and investment power and 695 shares held with shared voting and investment power.

(5)	Includes 32,206 shares held with sole voting and investment power and 1,100 shares held with shared voting and investment power.

To the Fund’s knowledge, as of April 23, 2007 no person owned beneficially more than 5% of the Fund’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 30(h) of the Investment Company Act of 1940, as amended (the “1940 Act”), as applied to a closed-end fund, require a fund’s officers and directors, investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the fund’s securities and changes in such ownership with the U.S. Securities and Exchange Commission (the “SEC”) and any exchange on which the fund’s securities are traded. Such persons are required by SEC regulations to furnish the fund with copies of all such reports.

Based on a review of reports filed by the Fund’s Reporting Persons, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the 1934 Act for the fiscal year ended December 31, 2006, were timely, except that John Robbins, an officer of the Fund’s former investment manager, failed to file a Form 3 on a timely basis.

The Fund provides periodic reports to all stockholders that highlight relevant information, including investment results and a review of portfolio strategy. You may, without charge, view the annual report for the fiscal year ended December 31, 2006 on the Fund’s website at www.montgomerystreetincome.com or request an additional copy of the annual report by calling toll-free (877) 437-3938 or writing the Fund care of Mellon Investor Services, LLC, P.O. Box 3315, South Hackensack, New Jersey 07606-1915.

PROPOSAL: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect five individuals to constitute the Board of Directors of the Fund. Each Director so elected will hold office until the next annual meeting or until the election and qualification of a successor. The five individuals listed below under “Information Concerning Nominees” were nominated for election as Directors of the Fund by the Fund’s present Board of Directors. Each of the nominees is currently a Director of the Fund and was elected to serve as a Director at the 2006 Annual Meeting of Stockholders.

The persons named proxies on the enclosed proxy card intend to vote for all of the nominees named below, unless authority to vote for any or all of the nominees is withheld. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting.

Information Concerning Nominees

Each of the nominees is listed below. The address of each nominee is Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 950, Chicago, Illinois 60606. Each nominee has consented to be nominated and to serve if elected.

Nominee (Age)	Principal Occupation or Employment during Past Five Years and Other Directorships in Publicly Held Companies	Year First Became a Director of the Fund
Independent Directors
Richard J. Bradshaw (58)	Executive Director, Cooley Godward Kronish LLP (law firm). Chairman of the Board of Directors of the Fund (since 2004).	1991
Victor L. Hymes (49)	Chief Executive Officer and Chief Investment Officer of Legato Capital Management LLC (investment adviser) (2004 – present). Formerly, Chief Operating Officer and Chief Investment Officer of Cazenave Partners, LLC (investment adviser) (2003 – 2004); Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1997 – 2002); and President of the Fund (2000 – 2002).	2005
John T. Packard (73)	Executive Vice President of Mt. Eden Investment Advisors LLC (since 2005). Formerly, Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002 – 2004); Advisory Managing Director of the same firm (2000 – 2002); Advisory Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1999 – 2000); Managing Director of the same firm (1985 – 1998); and President of the Fund (1988 – 2000).	2001
Wendell G. Van Auken (62)	Managing Director of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company).	1994
James C. Van Horne (71)	A.P. Giannini Professor of Finance, Graduate School of Business, Stanford University. Directorship: Synnex Corporation (information technology distributor). Formerly, Chairman of the Board of the Fund (1991 – 2004).	1985

A majority of the board members of a registered investment company must not be interested persons (“Interested Persons”) of the company, as defined in the 1940 Act, for the company to take advantage of certain exemptive rules under the 1940 Act. Directors of the Fund who are not Interested Persons are referred to in this Proxy Statement as “Independent Directors.” If the nominees proposed for election as Directors of the Fund are elected, all the members of the Board of Directors will be Independent Directors. As required, each of the nominees who will be considered an

Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

Each nominee currently serves as a Board member of one portfolio in the complex of funds that hold themselves out as related companies for purposes of investment or investor services or are managed by Hartford Investment Management Company (the “Investment Adviser”) or its affiliated persons (the “Fund Complex”). The Investment Adviser is located at 55 Farmington Avenue, Hartford, Connecticut 06105.

As of December 31, 2006, none of the nominees beneficially owned securities of the Investment Adviser or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

Board of Directors; Nominations; Board and Committee Meetings

The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund.

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at each annual meeting. As noted above, individuals who would be considered Independent Directors, if elected, must be selected and nominated solely by the Independent Directors of the Fund. In light of the fact that all the members of the Board of Directors are Independent Directors, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate’s business experience and other information relevant to the candidate’s qualifications to serve as a Director. Submissions should be addressed to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 950, Chicago, Illinois 60606. In order to be considered at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”), submission must be received by January 14, 2008.

The Board of Directors has an Executive Committee, a Valuation Committee and an Audit Committee. In 2006, the Board of Directors held six meetings, the Valuation Committee held one meeting, and the Audit Committee held four meetings. The Executive Committee did not meet in 2006. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he served in 2006.

Communications with the Board of Directors

The Board of Directors provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 950, Chicago, Illinois 60606. It is the general policy of the Fund that the Board of Directors should be represented at the Annual Meeting. All of the Directors attended the last Annual Meeting, which was held on July 13, 2006.

Executive Committee

The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law. The Committee is composed of two Independent Directors: Messrs. Bradshaw and Van Horne.

Valuation Committee

The Valuation Committee reviews the procedures for the pricing of the Fund’s portfolio assets adopted by the full Board of Directors (the “Pricing Procedures”), assists the Fund’s Administrator in determining the fair value of portfolio assets of the Fund as needed in accordance with the Pricing Procedures, and performs such other tasks as the full Board of Directors deems necessary. The Committee is composed of three Independent Directors: Messrs. Hymes (Chair), Van Auken and Van Horne.

Audit Committee

The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls over financial reporting and, as the Audit Committee deems appropriate, the internal controls of certain service providers to the Fund. The Audit Committee also oversees the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof, exercises direct responsibility for the appointment, compensation, retention and oversight of the work performed by the independent auditors, reviews the independent auditors’ qualifications and independence, and acts as a liaison between the Fund’s independent auditors and the full Board of Directors.

The Audit Committee is composed of three Independent Directors: Messrs. Van Auken (Chair), Packard and Van Horne. Each Committee member meets the independence requirements of the New York Stock Exchange listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors that sets forth in greater detail the Committee’s purposes, duties and powers. A copy of the current Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

Audit Committee Report

At a meeting of the Audit Committee held on February 15, 2007, the members of the Audit Committee and Board of Directors of the Fund reviewed the Fund’s audited financial statements and discussed the financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent auditors the auditors’ independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on those reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2006.

The Audit Committee:

Wendell G. Van Auken, Chair
John T. Packard
James C. Van Horne

Independent Auditors

The Fund’s financial statements for the fiscal years ended December 31, 2005 and 2006 were audited by PricewaterhouseCoopers LLP (“PwC”) and Deloitte & Touche LLP (“Deloitte”), respectively.

At a meeting held on April 8, 2005, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to dismiss Ernst & Young LLP (“E&Y”) and to approve PwC as the Fund’s independent auditors for the fiscal year ended December 31, 2005 to examine the Fund’s books and accounts and to certify the Fund’s financial statements. During each of the 2003 and 2004 fiscal years and the interim period between December 31, 2004 and April 7, 2005, there were no disagreements between E&Y and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its audit reports. The audit reports of E&Y on the Fund’s financial statements for the 2003 and 2004 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

At a meeting held on July 13, 2006, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to approve Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2006. The Fund’s previous independent registered public accountant, PwC, resigned as the Fund’s independent registered public accountant effective June 9, 2006 concurrent with the engagement of the Investment Adviser because it had an existing financial relationship with the corporate parent of the Investment Adviser and was no longer considered to be independent with respect to the Fund.

PwC’s report on the Fund’s financial statements for the fiscal year ended December 31, 2005, contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal year ended December 31, 2005, and subsequent interim period ended July 13, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such year, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

Additionally, to the best of the Fund’s knowledge, for the fiscal years ended December 31, 2004 and December 31, 2005, the Fund did not consult with Deloitte on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or considered the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

At a meeting held on February 15, 2007, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to approve Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Representatives of Deloitte are not expected to be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they desire to do so.

Fees for Services. The following table shows fees billed by PwC and Deloitte during the 2005 and 2006 fiscal years for audit, audit-related, tax and other services provided to the Fund.

Fees for Services Rendered to the Fund by the Independent Auditor

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees
2005	$41,500	$0	$0		$0
2006	$43,000	$0	$6,000	(1)	$0

(1)	Tax Fees for 2006 represent fees for services rendered to the Fund for tax return preparation and review of income and capital gains distributions.

For the fiscal year ended December 31, 2005, Deutsche Investment Management Americas Inc. (“Deutsche”) acted as investment adviser to the Fund. Effective as of the close of business on June 9, 2006, Hartford became the investment adviser of the Fund.

The following table shows fees billed by PwC and Deloitte during the 2005 and 2006 fiscal years for audit-related, tax and other services provided to Deutsche and Hartford and entities controlling, controlled by, or under common control with Deutsche and Hartford that provide ongoing services to the Fund (the “Adviser Entities”) that were directly related to the Fund’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Independent Auditor

Fiscal Year	Audit-Related Fees		Tax Fees		All Other Fees
2005	$268,900	(1)	$197,605	(2)	$104,635	(3)
2006	$62,552	(4)	$0		$0

(1)	Deutsche reported that Audit-Related Fees for 2005 were the aggregate fees billed for services in connection with the assessment of internal controls and additional related procedures that are reasonably related to the performance of audits or the review of financial statements of Adviser Entities.

(2)	Deutsche reported that Tax Fees for 2005 were the aggregate fees billed to Adviser Entities for professional services for tax advice, tax compliance, and tax planning.

(3)	Deutsche reported that All Other Fees for 2005 were the aggregate fees billed to Adviser Entities for services in connection with risk management and process improvement initiatives.

(4)	Audit-Related Fees for 2006 included fees for an attestation engagement relating to Hartford’s performance presentations.

The aggregate non-audit fees billed by PwC and Deloitte for services rendered to the Fund and the Adviser Entities during the 2005 and 2006 fiscal years were $571,140 and $68,552, respectively. The Audit Committee considered whether PwC’s and Deloitte’s provision of non-audit services to the Adviser Entities that were not pre-

approved by the Audit Committee was compatible with maintaining PwC’s and Deloitte’s independence.

Audit Committee Pre-Approval Procedures. The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the Fund’s independent auditors to provide audit and non-audit services to the Fund and the engagement of the Fund’s independent auditors to provide non-audit services to the Fund’s investment adviser or its related entities that relate directly to the Fund’s operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee. The independent auditors and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

Officers of the Fund

The following table sets forth certain information concerning each officer of the Fund. The address of each officer is c/o Jackson Fund Services, 225 West Wacker Drive, Suite 950, Chicago, Illinois 60606.

Name (Age)	Position with the Fund and Principal Occupation or Employment During the Past Five Years	Year First Became an Officer(1)
Mark D. Nerud (40)
President, Chief Executive Officer, and Principal Executive Officer. President of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2006 – present); President and Trustee/Manager of 92 portfolios comprising the
JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (2007 – present); Chief Financial Officer of JNAM and JFS (2000 – 2006); Managing Board Member of JNAM (2000 – 2003 and 2007 – present); Vice President (1999 – 2006), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (2002 – 2006); Vice President — Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”)
(2000 – present).
		2006

Daniel W. Koors (36)	Treasurer, Chief Financial Officer, and Principal Financial Officer. Vice President and Chief Financial Officer of JNAM and JFS (2007 – present); Vice President, Treasurer and Chief Financial Officer of other investment companies advised by JNAM (2006 – present); Assistant Treasurer of other investment companies advised by JNAM (2006); Assistant Vice President — Fund Administration of Jackson (2006 – present); Partner of Deloitte & Touche LLP (2003 – 2006); Senior Manager of the same firm (2000 – 2003).	2006

Name (Age)	Position with the Fund and Principal Occupation or Employment During the Past Five Years	Year First Became an Officer(1)
Susan S. Rhee (35)	Secretary and Chief Legal Officer. Secretary of JNAM (2000 – present); Vice President, Counsel, and Secretary of other investment companies advised by JNAM (2004 – present); Assistant Vice President of Jackson (2003 – present); Associate General Counsel of Jackson (2001 – present).	2006

Toni M. Bugni (33)	Chief Compliance Officer. Compliance Manager of JFS (2006 – present); Legal Assistant, MetLife Advisers, LLC (2004 – 2006); Regulatory Administration Senior Specialist, PFPC Inc. (2003 – 2004); Reporting and Compliance Senior Specialist, Investors Bank & Trust (2001 – 2003).	2006

(1)	All officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Remuneration of Directors and Officers

Each Director receives remuneration from the Fund for his services. The Fund does not compensate its officers, since the Administrator makes these individuals available to the Fund to serve without compensation from the Fund. Remuneration to Directors consists of a quarterly retainer of $3,000 (except the Chairman of the Board, whose quarterly retainer is $7,000, and the Chairman of the Audit Committee, whose quarterly retainer is $4,000) and a fee of $750 for each Board meeting attended and $500 for each Committee meeting attended, as well as any related expenses. For the fiscal year ended December 31, 2006, total compensation (including reimbursement of expenses) for all Directors as a group was $143,500.

The Compensation Table below provides the following data:

Column (1):	Each Director who received compensation from the Fund.

Column (2):	Aggregate compensation received by a Director from the Fund.

Column (3):	Total compensation received by a Director from the Fund and Fund Complex. No member of the Board serves as a Director for any other fund in the Fund Complex nor does any Director receive any pension or retirement benefits from the Fund.

Compensation Table
For the Fiscal Year Ended December 31, 2006

(1)	(2)	(3)
Name of Director and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex
Independent Directors
Richard J. Bradshaw, Chairman of the Board of Directors and Director	$42,500	$42,500

Victor L. Hymes, Valuation Committee Chair and Director	$22,250	$22,250

John T. Packard, Director	$24,500	$24,500

Wendell G. Van Auken, Audit Committee Chair and Director	$29,250	$29,250

James C. Van Horne, Director	$25,000	$25,000

Board Recommendation and Required Vote

Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

The Board of Directors recommends that the stockholders of the Fund vote FOR the election of each of the nominees for Director.

STOCKHOLDER PROPOSALS FOR 2008 PROXY STATEMENT

Stockholders wishing to submit proposals for inclusion in the proxy statement for the 2008 Annual Meeting should send their written proposals to Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 950, Chicago, Illinois 60606, for receipt by January 14, 2008. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2008 Annual Meeting which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address by March 27, 2008. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than that mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments or postponements thereof in accordance with their best judgment.

Please complete and sign the enclosed proxy card and return it in the envelope provided, or vote through the internet or by telephone, so that the Annual Meeting may be held and action may be taken on the matter described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.

Susan S. Rhee
Secretary
May 10, 2007

Exhibit A

MONTGOMERY STREET INCOME SECURITIES, INC.
(“Fund”)

AUDIT COMMITTEE CHARTER

This document constitutes the Charter of the Audit Committee (“Committee”) of the Board of Directors of the Fund. The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

1.	Organization. The Committee shall be composed of three or more members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, who do not accept directly or indirectly any consulting, advisory or other compensatory fees from the Fund or from the Fund’s investment adviser or its affiliates (except fees for services as a Director), and who satisfy any requirements with respect to independence, expertise and/or availability established by the exchange on which the Fund’s shares are traded.

2.	Meetings. The Committee shall meet on a regular basis as necessary or appropriate and is empowered to hold special meetings as circumstances require.

3.	Committee Purposes. The purposes of the Committee are as follows:

(a)	To review the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls over financial reporting (including disclosure controls and procedures) and, as the Committee deems appropriate, the internal controls over financial reporting of certain Fund service providers;

(b)	To review the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	To review the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls over financial reporting, and independent audits;

(d)	To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and, in connection therewith, to review the independent auditors’ qualifications and independence; and

(e)	To act as a liaison between the independent auditors and the full Board of Directors; and

(f)	To prepare an audit committee report to be included in the Fund’s annual proxy statement.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.

4.	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To approve the selection, retention or termination of the independent auditors, to review and approve the terms and scope of the annual audit of the Fund and any special audits, and to approve the fees and other compensation to be paid to the independent auditors by or on behalf of the Fund;

(b)	To request and evaluate on an annual basis a formal written statement from the independent auditors delineating all significant relationships that the independent auditors have with the Fund and the investment adviser and its affiliates, and to consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund’s investment adviser and its affiliates is compatible with the independent auditors’ independence;

(c)	To obtain and review, at least annually, a report by the independent auditors describing: the audit firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

(d)	(i) To review and discuss with management and the independent auditors the Fund’s annual audited financial statements, including management’s discussion of the Fund’s performance, and discuss any matters of concern relating thereto, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (ii) to review with the independent auditor any audit problems or difficulties and management’s response; (iii) to consider the auditors’ comments with respect to the Fund’s financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund; (v) to review any other reports, representations or communications from the independent auditors regarding matters within the scope of the Committee’s responsibilities under this Charter; (vi) as the Committee or the Chairman of the Committee, pursuant to delegation, may deem necessary, to review and discuss with management and/or the independent auditors the Fund’s semi-annual and quarterly financial statements; and (vii) to consider, at the Committee’s discretion, such other information that the Committee believes may be relevant to the audit and the Fund’s financial policies and procedures, internal accounting controls and disclosure controls and procedures;

(e)	To determine whether to recommend to the Board of Directors that the Fund’s audited financial statements be included in the Annual Report and to perform such additional functions as may be required under rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange;

(f)	To meet separately, periodically, with management and with the independent auditors to discuss any matters that the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

(g)	To establish procedures for the approval, in advance, of the engagement of the independent auditors to provide (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund’s investment adviser (and any affiliate that provides services to the Fund) that relate directly to the Fund’s operations and financial reporting;

(h)	To review, annually, with Fund management and the independent auditors, the Fund’s disclosure controls and procedures, a report by Fund management covering any Form N-CSR filed, and any required certification of such filing, along with the results of Fund management’s most recent evaluation of the Fund’s disclosure controls and procedures;

(i)	To establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers of the Fund or employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting related services to the Fund of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters; and

(j)	To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.	Other Responsibilities. The Committee shall (i) discuss generally the Fund’s policies with respect to risk assessment and risk management; (ii) set clear hiring policies for the Fund and the investment adviser with respect to employees or former employees of the independent auditors; (iii) discuss generally the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies; and (iv) review, annually, the performance of the Committee.

6.	Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee and must report directly to the Committee.

7.	Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage independent counsel and/or to retain, at the Fund’s expense, such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities.

8.	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

Effective: June 9, 2006
Revised: February 15, 2007

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THE FUND OFFERS STOCKHOLDERS OF RECORD FOUR VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours (until 5:00 p.m. Eastern time on July 11, 2007)	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours (until 5:00 p.m. Eastern time on July 11, 2007)	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 101 California St., 5th Floor San Francisco, CA 94111 on July 12, 2007 at 10:00 a.m. (Pacific time)

▼DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:      ■

1.	ELECTION OF DIRECTORS			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Richard J. Bradshaw	02. Victor L. Hymes	03. John T. Packard
	04. Wendell G. Van Auken	05. James C. Van Horne		☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

The proxies are authorized to vote in their discretion on any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

	Date	MST_17707

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.
MST_17707

▼TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE▼

MONTGOMERY STREET INCOME SECURITIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JULY 12, 2007

The undersigned stockholder hereby appoints Mark D. Nerud and Toni M. Bugni as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the “Fund”) to be held at 101 California Street, 5th Floor, San Francisco, California, on Thursday, July 12, 2007 at 10:00 a.m. (Pacific time) (the “Annual Meeting”) and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

This proxy may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Annual Meeting.

This proxy, if properly executed, will be voted in the manner directed. If properly executed and no instructions are indicated, the undersigned’s vote will be cast FOR the election of the Director nominees named herein.

PLEASE BE SURE TO MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
MST_17707